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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        JUNE 7, 1995
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                           MELAMINE CHEMICALS, INC.
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            (Exact name of registrant as specified in its charter)

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
          DELAWARE                   0-16032                    64-0475913
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(State or other jurisdiction  (Commission File Number) (IRS Employer Identification
     of incorporation)                                              No.)
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       HIGHWAY 18 WEST
 DONALDSONVILLE, LOUISIANA                                             70346
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICER)                             (ZIP CODE)




Registrant's telephone number, including area code         (504) 473-3121
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                               Page 1 of 4 Pages
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ITEM 5. OTHER EVENTS

        On June 7, 1995, Melamine Chemicals, Inc. issued the attached press release.

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
For: MELAMINE CHEMICALS, INC.                Contact: RON COMO & ASSOCIATES, INC.
     P.O. Box 748                                     74 Trinity Place
     Donaldsonville, LA  70346                        New York, NY  10006
     Fred Huber, President & CEO                      Telephone:  (212) 227-3010
     Wayne D. DeLeo, Vice President & CFO
     Telephone:  (504) 473-3121                       June 7, 1995
                                                      Immediate Release
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              MELAMINE CHEMICALS, INC. SUBMITS PATENT APPLICATIONS

DONALDSONVILLE, LOUISIANA, JUNE 7TH-Melamine Chemicals, Inc. (NASDAQ-MTWO), today announced that it has filed patent applications in the United States covering what it believes to be significant improvements to its continuous, high-pressure, non-catalytic anhydrous process for the production of melamine, which the Company refers to as its M-II process.

         Fred Huber, president and chief executive officer, stated: "These improvements represent an important extension of our M-II technology which should further enhance the inherent capital, energy, labor and environmental advantages of that process. Most importantly, our laboratory testing of these improvements indicates that they can increase the melamine content of our M-II product from 97.5% to 99.5% plus in a commercial scale plant. Currently, our M-II product is suitable for use in approximately 80% of all melamine applications. With this improvement, our new product should be suitable for all applications."

         Mr. Huber went on to say that: "We believe that the estimated capital cost of implementing this technology is more than justified by the increased melamine content, which otherwise can be achieved only through a very expensive recrystallization process. As a result, we believe that the new process can be incorporated into any new plant designs that we may undertake, and we also believe that they can be retrofitted into any other high-pressure plants."

         Melamine Chemicals, Inc. is engaged in the production and marketing of melamine, a specialty chemical having numerous industrial and commercial applications. The Company is also active in the development of new melamine process and application technology. The Company is one of only two producers of melamine in North America and one of the three largest producers worldwide.

                                  * * * * * *

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MELAMINE CHEMICALS, INC.
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Date:  June 7, 1995                     /s/ Wayne D. DeLeo
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                                        Wayne D. DeLeo
                                        Vice President & Chief Financial Officer